UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 28, 2010 (December 22, 2010)

SENIOR HOUSING PROPERTIES TRUST

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-15319	04-3445278
(State or Other Jurisdiction of	(Commission file number)	(I.R.S. Employer Identification No.)
Incorporation)

400 Centre Street, Newton, Massachusetts 02458

(Address of Principal Executive Offices)   (Zip Code)

617-796-8350

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD LOOKING STATEMENTS

THIS CURRENT REPORT CONTAINS STATEMENTS WHICH CONSTITUTE FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND OTHER FEDERAL SECURITIES LAWS.   WHENEVER WE USE WORDS SUCH AS “BELIEVE”, “EXPECT”, “ANTICIPATE”, “INTEND”, “PLAN”, “ESTIMATE” OR SIMILAR EXPRESSIONS, WE ARE MAKING FORWARD LOOKING STATEMENTS.  THESE FORWARD LOOKING STATEMENTS AND THEIR IMPLICATIONS ARE BASED UPON OUR PRESENT INTENT, BELIEFS OR EXPECTATIONS, BUT FORWARD LOOKING STATEMENTS AND THEIR IMPLICATIONS ARE NOT GUARANTEED TO OCCUR AND MAY NOT OCCUR.

ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE CONTAINED IN OR IMPLIED BY OUR FORWARD LOOKING STATEMENTS AS A RESULT OF VARIOUS FACTORS.  FOR EXAMPLE:

•                  THIS CURRENT REPORT STATES THAT WE HAVE AGREED TO PURCHASE SIX ADDITIONAL PROPERTIES FROM COMMONWEALTH REIT, OR CWH, WHICH ARE MAJORITY LEASED AS MEDICAL OFFICE, CLINIC AND BIOTECH LABORATORY BUILDINGS AND THAT THESE PURCHASES ARE EXPECTED TO BE COMPLETED BY JUNE 30, 2011.  THE CLOSINGS OF THESE PURCHASES ARE SUBJECT TO VARIOUS CONDITIONS TYPICAL OF LARGE, COMMERCIAL REAL ESTATE TRANSACTIONS. AS A RESULT OF ANY FAILURE OF THESE CONDITIONS, SOME OR ALL OF THESE PURCHASES MAY BE DELAYED OR MAY NOT OCCUR. ALSO, WE AND CWH MAY DECIDE TO ACCELERATE THESE CLOSINGS OR SOME OF THEM.

OTHER FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE IN OUR FORWARD LOOKING STATEMENTS IN THIS CURRENT REPORT ARE DESCRIBED UNDER THE CAPTION “RISK FACTORS” IN EACH OF OUR ANNUAL REPORT ON FORM 10-K FOR OUR YEAR ENDED DECEMBER 31, 2009, AND OUR QUARTERLY REPORT ON FORM 10-Q FOR THE QUARTER ENDED JUNE 30, 2010.

YOU SHOULD NOT PLACE UNDUE RELIANCE UPON FORWARD LOOKING STATEMENTS.

EXCEPT AS REQUIRED BY LAW, WE UNDERTAKE NO OBLIGATION TO UPDATE OR CHANGE ANY FORWARD LOOKING STATEMENTS AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE.

ITEM 2.01.  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

As previously reported in a Current Report on Form 8-K dated November 18, 2010, or the November 18 Current Report, filed by Senior Housing Properties Trust, or we, our or us, we agreed to purchase 27 properties, or the CWH Medical Properties, that are majority leased as medical office, clinic and biotech laboratory buildings from CommonWealth REIT, or CWH, pursuant to a series of agreements, or the Purchase Agreements, each dated as of November 12, 2010.  The Purchase Agreements are more fully described in the November 18 Current Report.

On December 22, 2010, we purchased 19 of these properties.  We had previously purchased two of these properties in November 2010.  The 21 purchased properties are located in Arizona, California, Connecticut, Massachusetts, Minnesota, New Mexico, Ohio, Pennsylvania, South Carolina and Texas and their purchase prices aggregated approximately $374.1 million, before closing costs.  The largest of the 21 properties are two office towers totaling approximately 331,000 square feet plus garages for approximately 1,700 cars which are attached by an enclosed walkway to Cedars-Sinai Medical Center in Los Angeles, California and are primarily leased to medical practice groups affiliated with that hospital.  We funded these acquisitions using cash on hand, borrowings under our revolving credit facility and a portion of the net proceeds from our December 2010 underwritten public offering of common shares of beneficial interest.

Our intended purchases of the remaining six CWH Medical Properties are scheduled to occur in a series of separate closings expected to be completed by June 30, 2011.  The purchases are subject to various closing conditions and contingencies typical of large commercial real estate transactions.  As a result, some or all of these remaining purchases may be delayed or may not occur.  Also, we and CWH may agree to accelerate the remaining purchases or some of them. Please refer to the November 18 Current Report and to our filings with the Securities and Exchange Commission, or the SEC, referred to therein for further information regarding these purchases.

We were a 100% owned subsidiary of CWH until our common shares were distributed to CWH shareholders in 1999.  We and CWH are managed by Reit Management & Research LLC, or RMR.  One of our Managing Trustees, Barry M. Portnoy, is the Chairman and majority beneficial owner of RMR.  Our other Managing Trustee, Adam D. Portnoy, beneficially owns the remainder of RMR and is a director, President and Chief Executive Officer of RMR.  Messrs. Barry M. Portnoy and Adam D. Portnoy also serve as Managing Trustees of CWH, and Frederick N. Zeytoonjian serves as an Independent Trustee of both us and CWH.  Our and CWH’s executive officers are also officers of RMR.  For more information about the relationships among us, our Trustees, CWH, RMR, other companies to which RMR provides management services and certain other related parties, and risks which arise from these relationships, please refer to the November 18 Current Report and our other filings with the SEC, including our Annual Report on Form 10-K for the fiscal year ended December 31, 2009 (including the sections captioned “Business,” “Risk Factors” (as such section was revised and updated in our Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2010) and “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Related Person Transactions”), our Proxy Statement dated February 22, 2010 relating to our 2010 Annual Shareholders Meeting (including the information regarding our Trustees and executive officers in that Proxy Statement and the section captioned “Related Person Transactions and Company Review of Such Transactions”), our Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2010 (including the section captioned “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Related Person Transactions”), and Item 1.01 in our Current Report on Form 8-K filed with the SEC on January 13, 2010.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)                                  Financial Statements of Businesses Acquired.

We have previously filed in Item 9.01(a) of our Current Report on Form 8-K dated December 8, 2010, or the December 8 Current Report, the following, in accordance with Rule 3-14 under Regulation S-X, with respect to certain of the CWH Medical Properties:

Report of Independent Registered Public Accounting Firm

Combined Statements of Revenues and Certain Operating Expenses for the Nine Months Ended September 30, 2010 and 2009 (unaudited), and for the Years Ended December 31, 2009, 2008 and 2007

Notes to Combined Statements of Revenues and Certain Operating Expenses

(b)                                 Pro Forma Financial Information.

We have previously filed in Item 9.01(b) of the December 8 Current Report the following pro forma financial information for us, which includes the CWH Medical Properties (including the 21 properties we have purchased through the date of this Current Report), as well as other transactions described therein:

Introduction to Unaudited Pro Forma Condensed Consolidated Financial Statements

Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2010

Unaudited Pro Forma Condensed Consolidated Statement of Income for the Nine Months Ended September 30, 2010

Unaudited Pro Forma Condensed Consolidated Statement of Income for the Year Ended December 31, 2009

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SENIOR HOUSING PROPERTIES TRUST

	By:	/s/ Richard A. Doyle
Richard A. Doyle
Treasurer and Chief Financial Officer

Date: December 28, 2010